EXHIBIT F
TO LOAN AGREEMENT

GUARANTY

(UNLIMITED)

1. Guaranty of Payment and Performance of Obligations.  In consideration of extensions or continuations of credit or other financial facilities or accommodations, including specifically, but not limited to, the Obligations under a certain Loan Agreement of even date herewith between the Lender and the Borrower, by and between, the MASSACHUSETTS DEVELOPMENT FINANCE AGENCY, a body corporate and politic created under and acting pursuant to the authority derived from Chapter 23G of the Massachusetts General Laws, as amended, and having a principal place of business at 160 Federal Street, Boston, Massachusetts 02110 (the “Lender”) to ADVANCED MICROSENSORS CORPORATION, a New York corporation with a principal place of business at 333 South Street, Shrewsbury, Massachusetts 01545 (the “Borrower”), PLURES TECHNOLOGIES, INC., a Delaware corporation with its principal place of business at 4070 West Lake Drive, Canandaigua, NY (the “Guarantor”) hereby unconditionally guarantees to the Lender that: (a) the Borrower will duly and punctually pay and perform, at the place specified therefor, or if no place is specified, at the Lender’s office in Boston, Massachusetts, all indebtedness, obligations, undertakings and liabilities, direct or indirect, matured or unmatured, primary or secondary, certain or contingent, joint or several, of the Borrower to the Lender now or hereafter owing or incurred (including without limitation costs, expenses and attorneys’ fees incurred by the Lender in attempting to collect or enforce any of the foregoing) which are chargeable to the Borrower either by law or under the terms of the Lender’s arrangements with the Borrower, accrued in each case to the date of payment hereunder (collectively the “Obligations” and individually an “Obligation”); and (b) if there is an agreement evidencing or executed and delivered in connection with any Obligation, the Borrower will perform in all other respects strictly in accordance with the terms thereof.  This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance by the Borrower of the Obligations and not of their collectability only and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining payment of any of the Obligations which the Lender now has or may acquire after the date hereof, or upon any other contingency whatsoever.  Upon any default by the Borrower in the full and punctual payment and performance of the Obligations, the liabilities and obligations of the Guarantor hereunder shall at the option of the Lender, become forthwith due and payable to the Lender without demand or notice of any nature, all of which are expressly waived by the Guarantor.  Payments by the Guarantor hereunder may be required by the Lender on any number of occasions.

2. Guarantor’s Further Agreements to Pay.  The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Lender forthwith upon demand, in funds immediately available to the Lender, all costs and expenses (including court costs and reasonable attorneys’ fees) incurred or expended by the Lender in connection with this Guaranty and the enforcement hereof, together with interest on all amounts payable under this Guaranty from the time such amounts become due, until payment at the same rate as the highest rate of interest payable by the Borrower with respect to any of the Obligations.

3. Unlimited Liability of Guarantor.  The liability of the Guarantor hereunder shall be unlimited; that is, the liability of the Guarantor shall not be limited to any particular asset of the Guarantor.

4. Security; Set-off.  The Guarantor grants to the Lender, as security for the full and punctual payment and performance of the Guarantor’s obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Lender and in all deposits and other sums credited by or due from the Lender to the Guarantor or subject to withdrawal by the Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Lender may, at any time after any of the Obligations shall have matured or become due and without notice to the Guarantor, set off the whole or any portion or portions of any or all such deposits and other sums against amounts payable under this Guaranty, whether or not any other person or persons could withdraw money therefrom.

5. Lender’s Freedom to Deal with Borrower and Other Parties.  The Lender shall be at liberty, without giving notice to or obtaining the assent of the Guarantor and without relieving the Guarantor of any liability hereunder, to deal with the Borrower and with each other party now or hereafter liable in any manner for any of the Obligations, in such manner as the Lender in its sole discretion deems fit, and to this end the Guarantor gives to the Lender full authority in its sole discretion to do any or all of the following things:  (a) extend credit, make loans and afford other financial accommodations to the Borrower at such times, in such amounts and on such terms as the Lender may approve; (b) vary the terms and grant extensions or renewals of any present or future Obligation; (c) grant time, waivers and other indulgences in respect to the Obligations; (d) vary, substitute, exchange, release or discharge, wholly or partially, or delay in or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Obligations which the Lender now has or acquires after the date hereof; (e) accept partial payments from the Borrower or any such other party; (f) release or discharge, wholly or partially, any endorser or guarantor; and (g) compromise or make any settlement or other arrangement with the Borrower or any such other party.  This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security.

6. Waivers by Guarantor.  The Guarantor waives the following:  notice of acceptance hereof, notice of any action taken or omitted by the Lender in reliance hereon, and any requirement that the Lender be diligent or prompt in making demands hereunder, giving notice of any default by the Borrower or asserting any other right of the Lender hereunder.  The Guarantor also irrevocably waives, to the fullest extent permitted by law, all defenses which at any time may be available in respect of the Guarantor’s obligations hereunder by virtue of any homestead exemption, bankruptcy or insolvency law, statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect.  The Guarantor agrees not to exercise and hereby expressly suspends any right of subrogation, reimbursement, indemnity, contribution, or the like (including any right to proceed against any collateral granted by the Borrower to the Guarantor) against the Borrower or any person liable or obligated for or on the Obligations until such time as the Borrower has been paid in full.

7. No Contest with Lender.  So long as any Obligation remains unpaid or undischarged, the Guarantor will not, by paying any sum recoverable hereunder (whether or not demanded by the Lender) or by any means or on any other ground, claim any set-off or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower or, in proceedings under the Bankruptcy Code (Title 11 U.S.C., as amended from time to time) or insolvency proceedings of any nature, prove in competition with the Lender in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of the Borrower or the benefit of any other security for any Obligation which, now or hereafter, the Lender may hold or in which it may have any share.

8. Notices, Etc.  All notices, demands and other communications under this Guaranty must be in writing and be delivered in hand or sent by courier, express mail, or first-class mail, postage prepaid, addressed to the parties, respectively, as follows:

If to the Borrower:	Plures Technology, Inc. 333 South Street Shrewsbury, MA 01545 Attention: David R. Smith, Chairman and CEO

With a copy to:	Stuart M. Sieger, Esq. Ruskin Moscou Faltischek P.C. 1425 RXR Plaza East Tower, 15th Floor Uniondale, NY 11556-142 Telephone: (516) 663-6546 E-mail: ssieger@rmfpc.com

If to the Lender:	Massachusetts Development Finance Agency 160 Federal Street Boston, MA 02110 Attention: General Counsel

With a copy to:	Mirick, O’Connell, DeMallie & Lougee, llp 100 Front Street Worcester, MA 01608 Attention: Robert P. Lombardi, Esq. Telephone: (508) 791-8500 E-mail: rlombardi@mirickoconnell.com

9. Amendments, Waivers Etc.  No provision of the Guaranty can be changed, waived, discharged or terminated except by an instrument in writing signed by the Lender and the Guarantor expressly referring to the provision of this Guaranty to which such instrument relates and no such waiver shall extend to, affect or impair any right with respect to any Obligation which is not expressly dealt with therein.  No course of dealing or delay or omission on the part of the Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.

10. Miscellaneous Provisions.  This Guaranty is intended to take effect as a sealed instrument to be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall inure to the benefit of the Lender and its successors in title and assigns, and shall be binding on the Guarantor and the Guarantor’s successors in title, assigns and legal representatives.

11. Consent to Jurisdiction; JURY TRIAL WAIVER.  The Guarantor and the Lender irrevocably and unconditionally submit to the non-exclusive jurisdiction of any Massachusetts court or any federal court sitting within the Commonwealth of Massachusetts over any suit, action or proceeding arising out of or relating to this Guaranty or the other loan documents.  The Guarantor and the Lender irrevocably waive, to the fullest extent permitted by law, any and all rights they may have to contest the appropriateness of any such action or proceeding, whether based on lack of personal jurisdiction, lack or insufficiency of service, improper venue, forum non conveniens or any other basis.  The Guarantor and the Lender agree that final judgment in any such suit, action or proceeding brought in such a court shall be enforced in any court of proper jurisdiction by a suit upon such judgment, provided that service of process in such action, suit or proceeding shall have been effected upon the Guarantor in any manner permitted by applicable law.  Nothing contained herein, however, shall prevent the Lender from bringing a suit, action or proceeding or exercising any rights against any collateral and against the Guarantor and against any property of the Guarantor in any other state or jurisdiction subject to the jurisdiction thereof.  Initiating such suit, action or proceeding or taking such action in any other state or jurisdiction will not constitute a waiver of the agreement that the laws of the Commonwealth of Massachusetts govern the rights and obligations of the Guarantor and the Lender or the Guarantor’s agreement to submit to personal jurisdiction within the Commonwealth of Massachusetts.

THE GUARANTOR AND THE LENDER (BY ACCEPTANCE OF THE GUARANTY) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT TO ANY CLAIM BASED ON THIS GUARANTY, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, ANY NOTES OR ANY LOAN DOCUMENTS EXECUTED IN CONNECTION THEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE LENDER RELATING TO THE ADMINISTRATION OF THE OBLIGATIONS OR ENFORCEMENT OF THIS GUARANTY AND THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  THE GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.  THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER TO ACCEPT THIS GUARANTY AND MAKE THE LOAN.

The parties executed this Guaranty as of October 13, 2011, intending to create an instrument executed under seal.

PLURES TECHNOLOGIES, INC.

_____________________________________	By: /s/ David R. Smith
Witness	Name: David R. Smith
Title: Chief Executive Officer